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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                    FORM 8-K


                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: September 2, 1998
                        (Date of earliest event reported)


                                LTC PROPERTIES, INC.
              (Exact name of registrant as specified in its charter)


          MARYLAND                      1-11314               71-0720518
(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)


                             300 ESPLANADE DRIVE, SUITE 1860
                                 OXNARD, CALIFORNIA 93030
              (Address of principal executive offices, including zip code)


                                    (805) 981-8655
                  (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On September 2, 1998, LTC Properties, Inc. (the "Company") completed its previously announced sale of 2,000,000 shares of Series C Convertible Preferred Stock (the "Series C Preferred Stock") at a price of $19.25 per share to National Health Investors, Inc. ("NHI"). The Series C Preferred Stock is convertible into 2,000,000 shares of LTC common stock, has an annual coupon of 8.5% payable quarterly and has a liquidation preference of $19.25 per share.














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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LTC PROPERTIES, INC.


Date: September 3, 1998                By /s/ JAMES J. PIECZYNSKI
                                         -------------------------------------
                                         James J. Pieczynski
                                         President and Chief Financial Officer












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